Exhibit 10.1

AMENDMENT NO. 1, dated as of December 23, 2016 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 18, 1999 and amended and restated on May 18, 2016 (the “Credit Agreement”), by and among CHARTER COMMUNICATIONS OPERATING, LLC, a Delaware limited liability company (“Borrower”), CCO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the LENDERS party thereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

WHEREAS, the Borrower wishes to replace all Existing Revolving Commitments, Term A Loans, Term H Loans and Term I Loans with new Revolving Commitments, Term A-1 Loans, Term H-1 Loans and Term I-1 Loans respectively and to make certain other amendments to the Credit Agreement;

WHEREAS, the Required Lenders have agreed to the amendments contemplated above;

WHEREAS, each Lender listed on Schedule I hereto has agreed to provide a Revolving Commitment and/or Term A-1 Commitment in the amount(s) set forth opposite such Lender’s name and Bank of America, N.A. (in such capacity, the “Additional Term H-1/I-1 Lender”) has agreed to provide the Additional Term H-1 Commitment and the Additional Term I-1 Commitment; and

WHEREAS, each Lender with outstanding Term H Loans and/or Term I Loans that has executed a signature page to this Amendment has, to the extent set forth on such signature page, agreed to convert up to all of such Term H Loans to Term H-1 Loans and/or all of such Term I Loans to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender prior to the Amendment No. 1 Effective Date);

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Borrower, Holdings, the Lenders party hereto, the Issuing Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Amendment of the Credit Agreement and Exhibits. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto. Additionally, the Exhibits attached to Exhibit A shall be the Exhibits to the Credit Agreement.

SECTION 2. Effectiveness. This Amendment shall become effective on the date (such date and time of effectiveness, the “Amendment No. 1 Effective Date”) that each of the conditions precedent set forth below shall have been satisfied:

(a) The Administrative Agent shall have received executed counterparts hereof from each of the Loan Parties, Lenders constituting the Required Lenders, the Issuing Lenders, each Lender listed on Schedule 1 hereto and the Additional Term H-1/I-1 Lender;

(b) On the Amendment No. 1 Effective Date, the Administrative Agent shall have received the legal opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a completed Notice of Borrowing for the Term A-1 Loans, Term H-1 Loans and Term I-1 Loans and a notice of prepayment of the Term A Loans, Term H Loans (other than Converted Term H Loans) and Term I Loans (other than Converted Term I Loans);

(d) The Administrative Agent shall have received from the chief financial officer of the Borrower a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to this Amendment and the payment of all fees and expenses in connection therewith, are Solvent;

(e) The Administrative Agent shall have received (for the account of the Lenders holding such Converted Term H Loans, Converted Term I Loans and Commitments) from the Borrower upfront fees equal to (i) 0.125% of the aggregate principal amount of the Converted Term H Loans and Additional Term H-1 Commitment and (ii) 0.125% of the aggregate principal amount of the Converted Term I Loans and Additional Term I-1 Commitment; and

(f) The Borrower shall have paid, or concurrently herewith shall pay to the Administrative Agent for the benefit of the applicable Agents, to the extent invoiced, the reasonable documented out-of-pocket expenses of such Agents in connection with this Agreement.

SECTION 3. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, and both before and after giving effect to the transactions contemplated by this Amendment:

(a) no Default or Event of Default has occurred and is continuing; and

(b) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date) and in each case without duplication of any materiality qualifier therein.

SECTION 4. Reference to and Effect on the Loan Documents. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each of the Loan Parties hereby consents to the Amendment and reaffirms its obligations under the Loan Documents to which it is party after giving effect to the Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 5. Applicable Law; Waiver of Jury Trial.

(A) THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM HEREIN.

SECTION 6. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CHARTER COMMUNICATIONS OPERATING, LLC, as Borrower

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President - Finance and Corporate Treasurer

CCO HOLDINGS, LLC, as Holdings

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President - Finance and Corporate Treasurer

THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE A HERETO

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President - Finance and Corporate Treasurer

[Amendment No. 1 to Charter Communications Credit Agreement]

BANK OF AMERICA, N.A, as Administrative Agent and an Issuing Lender

By:	/s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Eric Ridgway
Name: Eric Ridgway
Title: Director

JPMORGAN CHASE BANK, N.A, as an Issuing Lender and a Lender

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned, hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

BANCO DE SABADELL, S.A., MIAMI BRANCH

By:	/s/ Maurici Lladó
Name:	Maurici Lladó
Title:	Executive Director,
Corporate Banking America & Asia

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

THE BANK OF NOVA SCOTIA

By:	/s/ Laura Gimena
Name:	Laura Gimena
Title:	Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Matthew Hillman
Name:	Matthew Hillman
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Citibank, N.A.

By:	/s/ Elizabeth Minnella Gonzalez
Name:	Elizabeth Minnella Gonzalez
Title:	Managing Director and Vice President

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

COLUMBIA STATE BANK

By:	/s/ Thomas G. Gunder
Name:	Thomas G. Gunder
Title:	SVP

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Credit Agricole Corporate and Investment Bank

By:	/s/ Tanya Crossley
Tanya Crossley
Managing Director

By:	/s/ Kestrina Budina
Kestrina Budina
Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Judy Smith
Name:	Judy Smith
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Deutsche Bank AG New York Branch

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Goldman Sachs Bank USA

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

J.P. MORGAN CHASE BANK, N.A.

By:	/s/ Tina Ruyter
Name:	Tina Ruyter
Title:	Executive Director

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Mizuho Bank, Ltd.

By:	/s/ Daniel Guevara
Name:	Daniel Guevara
Title:	Authorized Signatory

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

MORGAN STANLEY BANK N.A.

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	Authorized Signatory

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Park Sterling Bank

By:	/s/ Randy Royther
Name:	Randy Royther
Title:	Managing Director / Capital Markets

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

ROYAL BANK OF CANADA

By:	/s/ D. W. Scott Johnson
Name:	D. W. Scott Johnson
Title:	Authorized Signatory

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Sumitomo Mitsui Banking Corp.

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

SUNTRUST BANK

By:	/s/ Marshall T. Mangum, III
Name:	Marshall T. Mangum, III
Title:	Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Toronto Dominion (TEXAS) LLC

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

UBS AG, STAMFORD BRANCH,

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

US Bank, NA

By:	/s/ Seth Caudill
Name:	Seth Caudill
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Lender Signature Page to Amendment No. 1

The undersigned hereby consents to Amendment No. 1 and, to the extent set forth below, hereby agrees to have up to all of its Term H Loans converted to Term H-1 Loans and/or up to all of its Term I Loans converted to Term I-1 Loans (or, in each case, such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 1 Effective Date).1

☐	Term H Loans. Check box to the left to request conversion of the undersigned’s Term H Loans to Term H-1 Loans

☐	Term I Loans. Check box to the left to request conversion of the undersigned’s Term I Loans to Term I-1 Loans

Wells Fargo Bank N.A.

By:	/s/ Kieran Mahon
Name:	Kieran Mahon
Title:	Director

[1]	Any Lender with an Existing Revolving Commitment or Term Loans of any Class that wishes to consent to Amendment No. 1 should execute this signature page. However, only Lenders wishing to convert Term H Loans to Term H-1 Loans and/or Term I Loans to Term I-1 Loans need to indicate their election to request such conversion above.

[Amendment No. 1 to Charter Communications Credit Agreement]

Schedule A

Subsidiary Guarantors

1.	AdCast North Carolina Cable Advertising, LLC

2.	Alabanza LLC

3.	America’s Job Exchange LLC

4.	American Cable Entertainment Company, LLC

5.	Athens Cablevision, LLC

6.	BHN Home Security Services, LLC

7.	BHN Spectrum Investments, LLC

8.	Bresnan Broadband Holdings, LLC

9.	Bresnan Broadband of Colorado, LLC

10.	Bresnan Broadband of Montana, LLC

11.	Bresnan Broadband of Utah, LLC

12.	Bresnan Broadband of Wyoming, LLC

13.	Bresnan Communications, LLC

14.	Bresnan Digital Services, LLC

15.	Bresnan Microwave of Montana, LLC

16.	Bright House Networks Information Services (Alabama), LLC

17.	Bright House Networks Information Services (California), LLC

18.	Bright House Networks Information Services (Florida), LLC

19.	Bright House Networks Information Services (Indiana), LLC

20.	Bright House Networks Information Services (Michigan), LLC

21.	Bright House Networks, LLC

22.	Cable Equities Colorado, LLC

23.	Cable Equities of Colorado Management LLC

24.	CC 10, LLC

25.	CC Fiberlink, LLC

26.	CC Michigan, LLC

27.	CC Systems, LLC

28.	CC V Holdings, LLC

29.	CC VI Fiberlink, LLC

30.	CC VI Operating Company, LLC

31.	CC VII Fiberlink, LLC

32.	CC VIII Fiberlink, LLC

33.	CC VIII Holdings, LLC

34.	CC VIII Operating, LLC

35.	CC VIII, LLC

36.	CCO Fiberlink, LLC

37.	CCO Holdco Transfers VII, LLC

38.	CCO LP, LLC

39.	CCO NR Holdings, LLC

40.	CCO Purchasing, LLC

41.	CCO SoCal I, LLC

42.	CCO SoCal II, LLC

43.	CCO SoCal Vehicles, LLC

44.	CCO Transfers, LLC

45.	Charter Advanced Services (AL), LLC

46.	Charter Advanced Services (CA), LLC

47.	Charter Advanced Services (CO), LLC

48.	Charter Advanced Services (CT), LLC

49.	Charter Advanced Services (GA), LLC

50.	Charter Advanced Services (IL), LLC

51.	Charter Advanced Services (IN), LLC

52.	Charter Advanced Services (KY), LLC

53.	Charter Advanced Services (LA), LLC

54.	Charter Advanced Services (MA), LLC

55.	Charter Advanced Services (MD), LLC

56.	Charter Advanced Services (MI), LLC

57.	Charter Advanced Services (MN), LLC

58.	Charter Advanced Services (MO), LLC

59.	Charter Advanced Services (MS), LLC

60.	Charter Advanced Services (MT), LLC

61.	Charter Advanced Services (NC), LLC

62.	Charter Advanced Services (NE), LLC

63.	Charter Advanced Services (NH), LLC

64.	Charter Advanced Services (NV), LLC

65.	Charter Advanced Services (NY), LLC

66.	Charter Advanced Services (OH), LLC

67.	Charter Advanced Services (OR), LLC

68.	Charter Advanced Services (PA), LLC

69.	Charter Advanced Services (SC), LLC

70.	Charter Advanced Services (TN), LLC

71.	Charter Advanced Services (TX), LLC

72.	Charter Advanced Services (UT), LLC

73.	Charter Advanced Services (VA), LLC

74.	Charter Advanced Services (VT), LLC

75.	Charter Advanced Services (WA), LLC

76.	Charter Advanced Services (WI), LLC

77.	Charter Advanced Services (WV), LLC

78.	Charter Advanced Services (WY), LLC

79.	Charter Advanced Services VIII (MI), LLC

80.	Charter Advanced Services VIII (MN), LLC

81.	Charter Advanced Services VIII (WI), LLC

82.	Charter Advertising of Saint Louis, LLC

83.	Charter Cable Operating Company, LLC

84.	Charter Cable Partners, LLC

85.	Charter Communications Entertainment I, LLC

86.	Charter Communications Entertainment II, LLC

87.	Charter Communications Entertainment, LLC

88.	Charter Communications of California, LLC

89.	Charter Communications Operating Capital Corp.

90.	Charter Communications Properties LLC

91.	Charter Communications Ventures, LLC

92.	Charter Communications VI, L.L.C.

93.	Charter Communications VII, LLC

94.	Charter Communications, LLC

95.	Charter Distribution, LLC

96.	Charter Fiberlink – Alabama, LLC

97.	Charter Fiberlink – Georgia, LLC

98.	Charter Fiberlink – Illinois, LLC

99.	Charter Fiberlink – Maryland II, LLC

100.	Charter Fiberlink – Michigan, LLC

101.	Charter Fiberlink – Missouri, LLC

102.	Charter Fiberlink – Nebraska, LLC

103.	Charter Fiberlink – Pennsylvania, LLC

104.	Charter Fiberlink – Tennessee, LLC

105.	Charter Fiberlink AR-CCVII, LLC

106.	Charter Fiberlink CA-CCO, LLC

107.	Charter Fiberlink CC VIII, LLC

108.	Charter Fiberlink CCO, LLC

109.	Charter Fiberlink CT-CCO, LLC

110.	Charter Fiberlink LA-CCO, LLC

111.	Charter Fiberlink MA-CCO, LLC

112.	Charter Fiberlink MS-CCVI, LLC

113.	Charter Fiberlink NC-CCO, LLC

114.	Charter Fiberlink NH-CCO, LLC

115.	Charter Fiberlink NV-CCVII, LLC

116.	Charter Fiberlink NY-CCO, LLC

117.	Charter Fiberlink OH-CCO, LLC

118.	Charter Fiberlink OR-CCVII, LLC

119.	Charter Fiberlink SC-CCO, LLC

120.	Charter Fiberlink TX-CCO, LLC

121.	Charter Fiberlink VA-CCO, LLC

122.	Charter Fiberlink VT-CCO, LLC

123.	Charter Fiberlink WA-CCVII, LLC

124.	Charter Helicon, LLC

125.	Charter Home Security, LLC

126.	Charter Leasing Holding Company, LLC

127.	Charter Leasing of Wisconsin, LLC

128.	Charter RMG, LLC

129.	Charter Stores FCN, LLC

130.	Charter Video Electronics, LLC

131.	DukeNet Communications Holdings, LLC

132.	DukeNet Communications, LLC

133.	Falcon Cable Communications, LLC

134.	Falcon Cable Media, a California Limited Partnership

135.	Falcon Cable Systems Company II, L.P.

136.	Falcon Cablevision, a California Limited Partnership

137.	Falcon Community Cable, L.P.

138.	Falcon Community Ventures I Limited Partnership

139.	Falcon First Cable of the Southeast, LLC

140.	Falcon First, LLC

141.	Falcon Telecable, a California Limited Partnership

142.	Falcon Video Communications, L.P.

143.	Helicon Partners I, L.P.

144.	Hometown T.V., LLC

145.	HPI Acquisition Co. LLC

146.	ICI Holdings, LLC

147.	Insight Blocker LLC

148.	Insight Capital LLC

149.	Insight Communications Company, L.P.

150.	Insight Communications Midwest, LLC

151.	Insight Communications of Central Ohio, LLC

152.	Insight Communications of Kentucky, L.P.

153.	Insight Interactive, LLC

154.	Insight Kentucky Capital, LLC

155.	Insight Kentucky Partners I, L.P.

156.	Insight Kentucky Partners II, L.P.

157.	Insight Midwest Holdings, LLC

158.	Insight Midwest, L.P.

159.	Insight Phone of Indiana, LLC

160.	Insight Phone of Kentucky, LLC

161.	Insight Phone of Ohio, LLC

162.	Interactive Cable Services, LLC

163.	Interlink Communications Partners, LLC

164.	Intrepid Acquisition LLC

165.	Long Beach, LLC

166.	Marcus Cable Associates, L.L.C.

167.	Marcus Cable of Alabama, L.L.C.

168.	Marcus Cable, LLC

169.	Midwest Cable Communications, LLC

170.	NaviSite LLC

171.	New Wisconsin Procurement LLC

172.	Oceanic Time Warner Cable LLC

173.	Parity Assets LLC

174.	Peachtree Cable TV, L.P.

175.	Peachtree Cable TV, LLC

176.	Phone Transfers (AL), LLC

177.	Phone Transfers (CA), LLC

178.	Phone Transfers (GA), LLC

179.	Phone Transfers (NC), LLC

180.	Phone Transfers (TN), LLC

181.	Phone Transfers (VA), LLC

182.	Renaissance Media LLC

183.	Rifkin Acquisition Partners, LLC

184.	Robin Media Group, LLC

185.	Scottsboro TV Cable, LLC

186.	The Helicon Group, L.P.

187.	Time Warner Cable Business LLC

188.	Time Warner Cable Enterprises LLC

189.	Time Warner Cable Information Services (Alabama), LLC

190.	Time Warner Cable Information Services (Arizona), LLC

191.	Time Warner Cable Information Services (California), LLC

192.	Time Warner Cable Information Services (Colorado), LLC

193.	Time Warner Cable Information Services (Hawaii), LLC

194.	Time Warner Cable Information Services (Idaho), LLC

195.	Time Warner Cable Information Services (Illinois), LLC

196.	Time Warner Cable Information Services (Indiana), LLC

197.	Time Warner Cable Information Services (Kansas), LLC

198.	Time Warner Cable Information Services (Kentucky), LLC

199.	Time Warner Cable Information Services (Maine), LLC

200.	Time Warner Cable Information Services (Massachusetts), LLC

201.	Time Warner Cable Information Services (Michigan), LLC

202.	Time Warner Cable Information Services (Missouri), LLC

203.	Time Warner Cable Information Services (Nebraska), LLC

204.	Time Warner Cable Information Services (New Hampshire), LLC

205.	Time Warner Cable Information Services (New Jersey), LLC

206.	Time Warner Cable Information Services (New Mexico) LLC

207.	Time Warner Cable Information Services (New York), LLC

208.	Time Warner Cable Information Services (North Carolina), LLC

209.	Time Warner Cable Information Services (Ohio), LLC

210.	Time Warner Cable Information Services (Pennsylvania), LLC

211.	Time Warner Cable Information Services (South Carolina), LLC

212.	Time Warner Cable Information Services (Tennessee), LLC

213.	Time Warner Cable Information Services (Texas), LLC

214.	Time Warner Cable Information Services (Virginia), LLC

215.	Time Warner Cable Information Services (Washington), LLC

216.	Time Warner Cable Information Services (West Virginia), LLC

217.	Time Warner Cable Information Services (Wisconsin), LLC

218.	Time Warner Cable International LLC

219.	Time Warner Cable Internet Holdings III LLC

220.	Time Warner Cable Internet Holdings LLC

221.	Time Warner Cable Internet LLC

222.	Time Warner Cable Media LLC

223.	Time Warner Cable Midwest LLC

224.	Time Warner Cable New York City LLC

225.	Time Warner Cable Northeast LLC

226.	Time Warner Cable Pacific West LLC

227.	Time Warner Cable Services LLC

228.	Time Warner Cable Southeast LLC

229.	Time Warner Cable Sports LLC

230.	Time Warner Cable Texas LLC

231.	TWC Administration LLC

232.	TWC Communications, LLC

233.	TWC Digital Phone LLC

234.	TWC Media Blocker LLC

235.	TWC NewCo LLC

236.	TWC News and Local Programming Holdco LLC

237.	TWC News and Local Programming LLC

238.	TWC Regional Sports Network I LLC

239.	TWC Security LLC

240.	TWC SEE Holdco LLC

241.	TWC Wireless LLC

242.	TWC/Charter Dallas Cable Advertising, LLC

243.	TWC/Charter Green Bay Cable Advertising, LLC

244.	TWC/Charter Los Angeles Cable Advertising, LLC

245.	TWCIS Holdco LLC

246.	Vista Broadband Communications, LLC

247.	VOIP Transfers (AL), LLC

248.	VOIP Transfers (CA) LLC

249.	VOIP Transfers (GA), LLC

250.	VOIP Transfers (NC), LLC

251.	VOIP Transfers (TN), LLC

252.	VOIP Transfers (VA), LLC

253.	Wisconsin Procurement Holdco LLC